Supplement to the

Fidelity’s Government Bond Funds

Fidelity® Intermediate Government Income Fund

October 30, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate a lower flat rate management fee.

The following information replaces similar information for Fidelity® Intermediate Government Income Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.28%A

Distribution and/or Service (12b-1) fees	None

Other expenses	0.17%A

Total annual operating expenses	0.45%

A Adjusted to reflect current fees.

1 year	$ 46

3 years	$ 144

5 years	$ 252

10 years	$ 567

SLM-SUSTK-0324-100 1.9911680.100	March 1, 2024